Exhibit 10.3

Execution Version

PROMISSORY NOTE

(Revolving Line)

$750,000.00	July 28, 2023
Tulsa, Oklahoma

FOR VALUE RECEIVED, the undersigned, Superior Drilling Products, Inc., a Utah corporation (“Borrower”), hereby promises to pay to the order of Vast Bank, National Association, a national banking association (“Lender”), on or before July 28, 2025 (the “Revolving Maturity Date”), the principal amount of the Revolving Loans made by Lender to Borrower under that certain Loan Agreement of even date herewith between and among Borrower, Lender, and the Guarantors party thereto (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”, capitalized terms used but not defined herein having the meanings assigned to them in the Loan Agreement).

Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Loan Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Loan Agreement.

The entire unpaid principal balance of the Revolving Loans, together with all unpaid interest accrued thereon, will be due and payable in full on the Revolving Maturity Date.

All payments, including prepayments, of principal of, or interest on, this Note shall be made to Lender as provided in the Loan Agreement.

This Promissory Note (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, this “Note”) is one of the Notes referred to in the Loan Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Loan Agreement. The Revolving Loans made by Lender shall be evidenced by one or more loan accounts or records maintained by Lender in the ordinary course of business. Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto.

Borrower may, at any time and from time to time, prepay the outstanding principal balance of this Note, in whole or in part, subject to the applicable provisions of the Loan Agreement.

This Note is secured by the Collateral described in the Loan Agreement. Reference is hereby made to the Loan Agreement for a description of the property, assets and interests thereby pledged and/or assigned, as the case may be, the nature and extent of the security thereunder and the security interests created thereby, and the rights of Lender (or other holder of this Note) in respect thereof.

Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

The provisions of Section 9.14 of the Loan Agreement (relating to, among other things, choice of law, consent to jurisdiction, service of process, and waiver of jury trial) are incorporated herein and made fully applicable hereto, mutatis mutandis.

In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law. Reference is hereby made to the Loan Agreement for additional provisions relating to the foregoing.

[Signature Page Attached]

IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first above written.

SUPERIOR DRILLING PRODUCTS, INC.,
a Utah corporation

By:	/s/ G. Troy Meier
G. Troy Meier, Chief Executive Officer

Signature Page

Promissory Note – Revolving Loan